UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2007

TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28316	72-1252405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Southwest Freeway, Suite 2950, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

(713) 780-9926
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01

Regulation FD Disclosure.

On April 20, 2007, Trico Marine Services, Inc. (the “Company”) mailed a letter to stockholders (the “Stockholder Letter”) as of the record date of April 19, 2007 in connection with the stockholder rights plan (the “Rights Plan”) that was adopted by the Board of Directors of the Company on April 9, 2007.  In addition, the Company provided a summary of the Rights Plan together with the Stockholder Letter.  Furnished as Exhibit 99.1 is a copy of the Stockholder Letter.

In accordance with General Instruction B.2. of Form 8-K, the information furnished herein pursuant to Item 7.01 (including Exhibit 99.1 relating to such Item) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  In addition, this information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Letter to Stockholders, dated as of April 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.
Dated: April 20, 2007	By: /s/ Rishi Varma
Rishi Varma
Chief Administrative Officer, Vice President and General Counsel

Exhibit Index

Exhibit No.

Description

Exhibit 99.1

Letter to Stockholders, dated as of April 20, 2007